UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): April 10, 2015

CBIZ, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-32961	22-2769024
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6050 Oak Tree Boulevard, South, Suite 500 Cleveland, Ohio	44131
(Address of principal executive offices)	(Zip Code)

216-447-9000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2015, CBIZ Operations, Inc. and CBIZ, Inc. (collectively, the “Company”) entered into an Amendment (“Amendment”) to its Credit Agreement (“Credit Facility”) dated July 28, 2014 by and among the Company, Bank of America, N.A., as administrative agent and bank, and other participating banks (collectively, “the Banks”). The Company and the Banks have agreed to remove certain portions of subparagraph (b) of the definition of Change of Control, as noted in the attached exhibit.

A copy of the Amendment to the Credit Facility is filed herewith as Exhibit 10.1

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	First Amendment to Credit Agreement by and among CBIZ Operations, Inc., CBIZ, Inc., and Bank of America, N.A., as agent, lender, issuing bank, and the other financial institutions from time to time party to the Credit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 13, 2015	CBIZ, INC.

	By:	/s/ Ware H. Grove
	Name:	Ware H. Grove
	Title:	Chief Financial Officer